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                                            Rule 497(e)
                                            File Nos. 333-16093 and 811-0792

                                 BERKELEY FUNDS
                     Supplement dated April 21, 1998 to
                    Berkeley Money Market Fund Prospectus
                               dated March 2, 1998

     Effective April 21, 1998, the "Summary of Expenses" table on page 1 of the Berkeley Money Market Fund Prospectus has been revised as follows:

SUMMARY OF EXPENSES

Shareholder Transaction Expenses ...................................... None
Annual Fund Operating Expenses
     (as a percentage of average net assets)
     Management Fee* .................................................. 0.25%
     12b-1 Fee ........................................................ None
     Other Expenses
          Service Fee ........................................... 0.25%
          Miscellaneous Expenses* (after reduction of expenses).. 0.13%
          Total Other Expenses* (after reduction of expenses).... 0.38%
          Total Fund Operating Expenses* (after reduction of
           expenses)............................................. 0.63%

*Although not required to do so, the Investment Manager has agreed to reduce its fees and, or reimburse the Fund for certain expenses to the extent necessary to limit the Total Fund Operating Expenses to the amount indicated above. The Fund is required to reimburse the Investment Manager for any reduction of fees and reimbursement of expenses only during the three years following such reductions and, or reimbursements and only if certain conditions set forth in the section titled "Organization and Management of the Fund -- Operating Fees and Expenses" below are satisfied. Absent such reduction and, or reimbursement, the Fund's actual total operating expenses for the current year are estimated to be 0.80% (0.30% other expenses). The Investment Manager may terminate these voluntary reductions at any time.

EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemptions at the end of each period:

     1 Year ........................................................... $6
     3 Years .......................................................... $20

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In the table above, "Other Expenses" is based on estimated amounts for the current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5%


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annual rate of return pursuant to requirements of the SEC. This hypothetical rate of return is not intended to be representative of past or future performance.

      Effective April 21, 1998, the subsection titled "Operating Fees and Expenses" under "Organization and Management of the Fund" has been revised as follows:

OPERATING FEES AND EXPENSES. Pursuant to its Investment Management Agreement with the Trust, the Investment Manager receives from the Fund an annual fee, payable monthly, of 0.25% of the Fund's average daily net assets. As described in the "Summary of Expenses" table, the Investment Manager has agreed to reduce its fees and/or to reimburse the Fund for certain expenses to the extent necessary to limit the Total Fund Operating Expenses of the Fund to 0.63%. The Fund is required to reimburse the Investment Manager for any reduction of fees and reimbursement of expenses only during the three years following such reductions and, or reimbursements and only if such reimbursements by the Fund (i) are requested by the Investment Manager, (ii) are approved by the Trust's Board of Trustees, and (iii) can be achieved within the Fund's then current expense limits (after all current expenses of the Fund for that year have been paid).